Exhibit 10.1

FOURTH AMENDMENT TO
THIRD AMENDED AND RESTATED ADVISORY AGREEMENT

This FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED ADVISORY AGREEMENT is entered into as of January 13, 2021, by and among American Finance Trust, Inc. (the “Company”), American Finance Operating Partnership, L.P. (the “Operating Partnership”) and American Finance Advisors, LLC (the “Advisor”).

RECITALS

WHEREAS, the Company, the Operating Partnership and the Advisor entered into that certain Third Amended and Restated Advisory Agreement, dated as of September 6, 2016, as amended on July 19, 2018, March 18, 2019 and March 30, 2020 (as so amended, the “Advisory Agreement”); and

WHEREAS, in light of the continued economic impact of the COVID-19 pandemic, the Company, the Operating Partnership and the Advisor desire to amend certain provisions of the Advisory Agreement.

NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Amendment to Section 1 of the Advisory Agreement. Section 1 of the Advisory Agreement is hereby amended as follows:

a.	The definition of “Variable Management Fee Lower Threshold” is hereby replaced in its entirety with the following:

“Variable Management Fee Lower Threshold” means (i) for the fiscal quarters ending June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021, and December 31, 2021, $0.23, and (ii) for any other fiscal quarter, $0.275.

b.	The definition of “Variable Management Fee Upper Threshold” is hereby replaced in its entirety with the following:

“Variable Management Fee Upper Threshold” means (i) for the fiscal quarters ending June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021, and December 31, 2021, $0.27, and (ii) for any other fiscal quarter, $0.3125.”

2.	Miscellaneous. Except as expressly modified by this amendment, the remaining terms, covenants and conditions of the Advisory Agreement shall remain in full force and effect. Capitalized terms used herein but not defined herein shall have the respective meanings ascribed to such terms in the Advisory Agreement.

Signatures on this amendment which are transmitted electronically shall be valid for all purposes.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this amendment as of the date first set forth above.

AMERICAN FINANCE TRUST, INC.

By:	/s/ Edward M. Weil, Jr. Name: Edward M. Weil, Jr. Title: Chief Executive Officer and President

AMERICAN FINANCE OPERATING PARTNERSHIP, L.P.

By:	American Finance Trust, Inc., its General Partner

By:	/s/ Katie P. Kurtz Name: Katie P. Kurtz Title: Chief Financial Officer, Treasurer and Secretary

AMERICAN FINANCE ADVISORS, LLC

By:	American Finance Special Limited Partner, LLC, its sole member

By:	AR Global Investments, LLC, its managing member

By:	/s/ Michael R. Anderson Name: Michael R. Anderson Title: Authorized Signatory